Short-Term Debts	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Short-Term Debts
10.	Short-term debts

	As of December 31,
	2018	2019
Short-term bank loans	246,368	99,903
Bridge loans in connection with Reorganization	802,643	—
	1,049,011	99,903

Short-term bank loans

During the years ended December 31, 2018 and 2019, the Group entered into certain short-term loan agreements with various banks with aggregated principal amount of RMB500,000 with interest rates ranging from 4.35% to 6.09% per annum and RMB200,000 with interest rates ranging from 4.35% to 4.79% per annum, respectively. As of December 31, 2018 and 2019, the aggregated outstanding principal amounts under these agreements were    RMB250,000 bearing interest rates ranging from 4.35% to 5.22% per annum and RMB100,000 bearing interest rate 4.35% per annum, respectively.

Bridge loans in connection with Reorganization

As disclosed in Note 1(b) and in connection with the Group’s Reorganization, on March 24, 2018, Canaan HK entered into a facility agreement with CMBI Finance amounting to HK$890,000. Canaan HK drew down HK$885,000 under this facility on March 28, 2018. The borrowing maturity period was 12 months and the interest rate was calculated and payable on monthly basis, ranging from 0.5% to 1.25% per month. The equity interest of Hangzhou Canaan held by Canaan HK was pledged to CMBI Finance as collateral for the borrowing. The borrowing was also guaranteed jointly by Co-Founders and their spouses. Hangzhou Canaan also placed a deposit of RMB300 million to CMB International Financial Limited (Shenzhen) as a collateral of the borrowing. In April 2018, Canaan HK early repaid the outstanding borrowing in advance through another facility loan with China Merchants Bank Co., Ltd., Hong Kong Branch (“CMB HK”), and above mentioned collateral and guarantee were released accordingly.

On April 25, 2018, Canaan HK entered into another facility agreement with CMB HK as facility agent and CMBI Finance as security agent, amounting to HK$930,000. Canaan HK drew down HK$921,000 under this facility. CMB HK repaid the borrowing of HK$885,000 to CMBI Finance on behalf of Canaan HK and Canaan HK received the additional borrowing amounting of approximately HK$29,083 from CMB HK. The borrowing has maturity period of earlier of 12 months period and the completion of IPO of the Company. The interest rate is Hongkong InterBank Offered Rate plus 1.3% per annum. The equity interest of Hangzhou Canaan held by Canaan HK was pledged to CMB HK as collateral for the borrowing. The borrowing is also secured by deposits in China Merchants Bank amounting to RMB286,270 placed by Hangzhou Canaan, which was recorded as restricted cash as of December 31, 2018, and RMB271,940 and RMB418,790 placed by the Company’s shareholders, Hangzhou Shuxin Investment LLP and Hangzhou Canaan Chaoxin Investment Management LLP (“Canaan Chaoxin”), respectively. The pledges and deposits will be released when the borrowing is fully repaid. In addition, Hangzhou Canaan and Canaan HK paid a guarantee fee of 1% per annum and 0.75% per quarter to secure the borrowing, respectively. Canaan HK repaid the outstanding loans in March 2019, and above mentioned collateral and guarantee were released accordingly.

The weighted average interest rate for the borrowings was approximately 7.14% and 6.25% per annum for the years ended December 31, 2018 and 2019, respectively.